SPROTT LOAN	12 Months Ended
Aug. 31, 2020
Sprott Loans [Abstract]
SPROTT LOAN [Text Block]

6. SPROTT LOAN

On August 15, 2019 the Company announced it had entered into a credit agreement with Sprott Private Resource Lending II (Collector), LP ("Sprott") and other lenders party thereto (the "Sprott Lenders") pursuant to which the Sprott Lenders advanced $20.0 million principal senior secured credit facility ("Sprott Facility"). The loan was immediately drawn and is due August 14, 2021, with the Company holding the option to extend the maturity date by one year in exchange for a payment in common shares or cash of three percent of the outstanding principal amount.  All amounts outstanding will be charged interest of 11% per annum compounded monthly.  Interest payments are made monthly with interest of $2,237 having been paid to Sprott during the year ended August 31, 2020 (August 31, 2019 - $73).

The Company is required to maintain certain minimum working capital and cash balances under the Sprott loan and are in compliance with these covenants at period end.

All fees directly attributable to the Sprott Facility are recorded against the loan balance and amortized using the effective interest method over the life of the loan. In connection with the advance the Company issued Sprott 800,000 common shares worth $1,000. Effective interest of $2,809 was recognized during the year ended August 31, 2020 (August 31, 2019 - $83).

Subsequent to year end, the Company repaid a principal amount of $1.9 million to Sprott, reducing the principal amount outstanding to $18.1 million.